UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☒	Soliciting Material under §240.14a-12

RADIUS RECYCLING, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

On March 13, 2025, the following investor presentation was made available by Radius Recycling, Inc., an Oregon corporation:

1

2 Forward Looking Statements The foregoing contains “forward - looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act. These statements often contain words such as “outlook,” “target,” “aim,” “believes,” “expects,” “anticipates,” “intends,” “assumes,” “estimates,” “e val uates,” “may,” “will,” “should,” “could,” “opinions,” “forecasts,” “projects,” “plans,” “future,” “forward,” “potential,” “pr oba ble,” and similar expressions. The absence of these words or similar expressions, however, does not mean that a statement is not forward - l ooking. Forward - looking statements are made based upon management’s current expectations and beliefs and are not guarantees of future performance. Such forward - looking statements are subject to a number of risks, uncertainties, assumptions a nd other factors that could cause actual results and the timing of certain events to differ materially from future results expressed or implied by the forward - looking statements. These factors include, among others: completion of the proposed transact ion is subject to various risks and uncertainties related to, among other things, its terms, timing, structure, benefits, costs and completion; required approvals to complete the proposed transaction by our shareholders and the receipt of certain reg ulatory approvals, to the extent required, and the timing and conditions for such approvals; the stock price of Radius Recycling, Inc. prior to the consummation of the proposed transaction; the satisfaction of the closing conditions to the prop ose d transaction; potential environmental cleanup costs related to the Portland Harbor Superfund site or other locations; the impact of equipment upgrades, equipment failures, and facility damage on production; failure to realize or delays in realizin g e xpected benefits from capital and other projects, including investments in processing and manufacturing technology improvements and information technology systems; the cyclicality and impact of general economic conditions; the impact of inf lat ion and interest rate and foreign currency fluctuations; changing conditions in global markets including the impact of sanctions and tariffs, quotas, and other trade actions and import restrictions; increases in the relative value of the U.S. d oll ar; economic and geopolitical instability including as a result of military conflict; volatile supply and demand conditions a ffe cting prices and volumes in the markets for raw materials and other inputs we purchase; significant decreases in recycled metal pri ces ; imbalances in supply and demand conditions in the global steel industry; difficulties associated with acquisitions and integration of acquired businesses; supply chain disruptions; reliance on third - party shipping companies, including with respect to freight rates and the availability of transportation; restrictions on our business and financial covenants under the agreement governing our bank credit facilities; potential limitations on our ability to access capital resources and existing cr edit facilities; the impact of impairment of goodwill and assets other than goodwill; the impact of pandemics, epidemics, or oth er public health emergencies; inability to achieve or sustain the benefits from productivity, cost savings, and restructuring in iti atives; inability to renew facility leases; customer fulfillment of their contractual obligations; the impact of consolidatio n i n the steel industry; product liability claims; the impact of legal proceedings and legal compliance; the impact of climate change; th e impact of not realizing deferred tax assets; the impact of tax increases and changes in tax rules; the impact of one or mor e cybersecurity incidents; the impact of increasing attention to environmental, social, and governance matters; translation ris ks associated with fluctuation in foreign exchange rates; the impact of hedging transactions; inability to obtain or renew business licenses and permits; environmental compliance costs and potential environmental liabilities; increased environmenta l r egulations and enforcement; compliance with climate change and greenhouse gas emission laws and regulations; the impact of labor shortages or increased labor costs; reliance on employees subject to collective bargaining agreements; and th e i mpact of the underfunded status of multiemployer plans in which we participate; and other risks set forth under the heading “Risk Factors,” of our Annual Report on Form 10 - K for the year ended August 31, 2024 and in our subsequent filings with the Securities and Exchange Commission. You should not rely upon forward - looking statements as predictions of future events. Furthermore, such forward - looking statements speak only as of the date of this report. Our actual results could differ m aterially from the results described in or implied by such forward - looking statements. Forward - looking statements speak only as of the date hereof, and, except as required by law, we undertake no obligation to update or revise these forward - looking statements. Additional Information and Where to Find it This communication does not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities or a sol icitation of any vote or approval. This communication relates to a proposed acquisition of Radius Recycling, Inc. by Toyota Tsusho America, Inc., a wholly owned subsidiary of Toyota Tsusho Corporation. In connection with this proposed acquisition, R adi us Recycling, Inc. plans to file one or more proxy statements or other documents with the SEC. This communication is not a substitute for any proxy statement or other document that Radius Recycling, Inc. may file with the SEC in connection wi th the proposed transaction. INVESTORS AND SECURITY HOLDERS OF Radius Recycling, Inc. ARE URGED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS THAT MAY BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BE CAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Any definitive proxy statement(s) (if and when available) will be mailed to shareholders of Radius Recycling, Inc. Investors and sec urity holders will be able to obtain free copies of these documents (if and when available) and other documents filed with th e SEC by Radius Recycling, Inc. through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed wit h the SEC by Radius Recycling, Inc. will be available free of charge on Radius Recycling, Inc.’s internet website at www.radiusrecycling.com or upon written request to: Investor Relations, Radius Recycling, Inc., 222 SW Columbia Street, Suite 11 50, Portland, Oregon 97201 or by telephone at (503) 323 - 2811. Participants in Solicitation Radius Recycling, Inc., its directors and certain of its executive officers and employees may be deemed to be participants in th e solicitation of proxies in connection with the proposed transaction. Information about the directors and executive officers of Radius Recycling, Inc. is set forth in its proxy statement for its 2025 annual meeting of shareholders, which was filed with the SEC on December 16, 2024. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect in ter ests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed wi th the SEC when they become available. These documents can be obtained free of charge from the sources indicated above. Radius Recycling, Inc. 222 SW Columbia Street Suite 1150 Portland, Oregon 97201 Tel. (503) 323 - 2811 www.radiusrecycling.com

Toyota Tsusho to Acquire Radius Recycling Brings together two companies dedicated to advancing the circular economy by increasing recycling and reducing waste across the industrial, manufacturing, and retail sectors Provides Radius with the opportunity to benefit from Toyota Tsusho's financial strength, recycling technology, and experience in providing recycling services to the automotive sector Toyota Tsusho to invest in the development of Radius' infrastructure and manufacturing capabilities across its operating sites Commitment to protecting and creating jobs within Radius, including honoring collective bargaining agreements and compensation and benefits programs for Radius' employees Radius' headquarters will remain in Portland, Oregon and Toyota Tsusho will preserve Radius' teams, brands, and legacy in local communities Delivers significant, immediate cash value to Radius shareholders 3

Radius Recycling: at the Center of the Circular Economy Turning the old into new, enabling the obsolete to become reusable, supplying essential materials to critical industries and, in the process, fostering more resilient communities Supplies recycled materials and products in North America globally o 54 metals recycling facilities across 25 states, Puerto Rico, and Western Canada o 50 stores across the U.S. and Western Canada selling serviceable used auto parts with 4M+ annual retail visits o Single Cascade electric arc furnace and rolling mill in Oregon o Serving a strong U.S. and global customer base Integrated closed-loop operating platform o Acquires, processes, and recycles millions of tons of ferrous and nonferrous metals every year o Recycled metals sold represent critical feedstock in the U.S. and global economy o Pick-N-Pull business sells serviceable used auto parts to millions of customers o Innovative Third Party Recycling (3PR) solutions for manufacturers, industrial companies, and multi-national retailers o Electric arc furnace and rolling mill produces finished steel products sold to customers in Western U.S., using recycled ferrous metal primarily sourced from its own metals recycling operations Trusted leader in advanced metals recycling Founded in 1906 $2.7B2024 REVENUE 4

Toyota Tsusho: Proven Leader in Metals and Automotive Recycling Significant U.S. network • U.S. Headquarters in New York, NY • 23 U.S. locations (including metals recycling locations and aluminum smelters) • Focus on closed - loop supply chain development and recycling technologies for: • Automotive OEMs • Electric vehicle batteries • Processing over 600,000 gross tons per year of ferrous and non - ferrous scrap History of successful acquisitions, meaningful investments, and job creation • 31 American subsidiaries and affiliates • Partnership with Toyota North America to build battery production facility, set to create 1,750 jobs • Invested in Teach for America’s “Future Forward” program in North Carolina and Appalachian Region 65 - year history in the U.S. $ 65B 2024 REVENUE Founded in 1948 Affiliate of the Toyota Group Track record of collaborating with American businesses to drive innovation in recycling, efficiency, and waste reduction Transaction provides Radius the opportunity to benefit from Toyota Tsusho’s financial strength, experience in the automotive sector, and technological recycling expertise 5

Accelerating Radius’ Growth & Strengthening Resiliency and U.S. Supply Chains With Toyota Tsusho’s financial support, Radius will have a greater ability to invest in the continued development of its metals recycling platform, Pick - N - Pull auto recycling business, 3PR recycling services and solutions, and Cascade electric arc furnace and rolling mill Expect to benefit from Toyota Tsusho’s strong relationships with automotive OEMs and Tier 1, 2, and 3 suppliers to expand Radius’ opportunities to partner with metals consumers Toyota Tsusho is committed to investing in development of Radius’ services and infrastructure across its operating sites Radius will operate as a wholly - owned subsidiary of Toyota Tsusho, retaining its teams, facilities, strategy, and brands With a further diversified customer base, Radius will have a more robust operating platform from which to invest in its facilities, grow, and provide enhanced products and services. 6

Radius • Recycled Material Collection Network • Significant Value - Add Processing Capabilities • Domestic and International Sales Capabilities Toyota Tsusho • Building Closed Loop Recycling Ecosystems • Partnering with Automotive OEMs & Supply Chain Networks • Advancing Recycling Technologies Radius & Toyota Tsusho have significant opportunities to drive growth together: • Advancing the circular economy by increasing recycling and reducing waste across the industrial, manufacturing, and retail sectors • Enhancing recycled raw material supply chains to better meet resource needs for automotive OEMs Metal Scrap • Bringing value - add technology solutions to Radius’ existing end - of - life vehicle volumes • Combining recycling capabilities to improve services for automotive OEMs End - of - life Vehicles • Creating a closed loop battery recycling platform with battery manufacturing scrap and end - of - life vehicles Automotive Batteries + Transaction Benefits to Radius Employees and Stakeholders 7

Toyota Tsusho’s Commitment to Radius Employees & Communities Toyota Tsusho’s and Radius’ cultures are highly aligned with a focus on integrity, safety, and environmental stewardship Toyota Tsusho has a track record of supporting employees & local communities Committed to honoring CBAs, compensation and benefits programs for Radius’ employees Will protect and create jobs within Radius Will maintain community engagement, including workforce development, environmental stewardship, public safety support, and disaster recovery partnership 8

Meaningful Value for Shareholders

Transaction represents a significant premium and implied total enterprise value

Path to Close

- Subject to approval by Radius' shareholders, regulatory approvals, and other customary closing conditions
- Expected to close in the second half of calendar year 2025

$30.00
per share cash purchase price

~115%
premium to Radius' closing share price on March 12, 2025

~102%
premium over the 90-day VWAP of Radius common stock

~$1.34 billion
implied total enterprise value (includes net debt[1])

9

1. Net debt of $430,222 thousand as of November 30, 2024, reflects debt of $445,445 thousand, net of cash and cash equivalents of $15,223 thousand radius recycling

Contact Investor Relations: Michael Bennett (503) 323 - 2811 mcbennett@rdus.com Company Info: www.radiusrecycling.com ir@rdus.com 10

FORWARD LOOKING STATEMENTS

The foregoing contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act. These statements often contain words such as “outlook,” “target,” “aim,” “believes,” “expects,” “anticipates,” “intends,” “assumes,” “estimates,” “evaluates,” “may,” “will,” “should,” “could,” “opinions,” “forecasts,” “projects,” “plans,” “future,” “forward,” “potential,” “probable,” and similar expressions. The absence of these words or similar expressions, however, does not mean that a statement is not forward-looking. Forward-looking statements are made based upon management’s current expectations and beliefs and are not guarantees of future performance. Such forward-looking statements are subject to a number of risks, uncertainties, assumptions and other factors that could cause actual results and the timing of certain events to differ materially from future results expressed or implied by the forward-looking statements. These factors include, among others: completion of the proposed transaction is subject to various risks and uncertainties related to, among other things, its terms, timing, structure, benefits, costs and completion; required approvals to complete the proposed transaction by our shareholders and the receipt of certain regulatory approvals, to the extent required, and the timing and conditions for such approvals; the stock price of Radius Recycling, Inc. prior to the consummation of the proposed transaction; the satisfaction of the closing conditions to the proposed transaction; potential environmental cleanup costs related to the Portland Harbor Superfund site or other locations; the impact of equipment upgrades, equipment failures, and facility damage on production; failure to realize or delays in realizing expected benefits from capital and other projects, including investments in processing and manufacturing technology improvements and information technology systems; the cyclicality and impact of general economic conditions; the impact of inflation and interest rate and foreign currency fluctuations; changing conditions in global markets including the impact of sanctions and tariffs, quotas, and other trade actions and import restrictions; increases in the relative value of the U.S. dollar; economic and geopolitical instability including as a result of military conflict; volatile supply and demand conditions affecting prices and volumes in the markets for raw materials and other inputs we purchase; significant decreases in recycled metal prices; imbalances in supply and demand conditions in the global steel industry; difficulties associated with acquisitions and integration of acquired businesses; supply chain disruptions; reliance on third-party shipping companies, including with respect to freight rates and the availability of transportation; restrictions on our business and financial covenants under the agreement governing our bank credit facilities; potential limitations on our ability to access capital resources and existing credit facilities; the impact of impairment of goodwill and assets other than goodwill; the impact of pandemics, epidemics, or other public health emergencies; inability to achieve or sustain the benefits from productivity, cost savings, and restructuring initiatives; inability to renew facility leases; customer fulfillment of their contractual obligations; the impact of consolidation in the steel industry; product liability claims; the impact of legal proceedings and legal compliance; the impact of climate change; the impact of not realizing deferred tax assets; the impact of tax increases and changes in tax rules; the impact of one or more cybersecurity incidents; the impact of increasing attention to environmental, social, and governance matters; translation risks associated with fluctuation in foreign exchange rates; the impact of hedging transactions; inability to obtain or renew business licenses and permits; environmental compliance costs and potential environmental liabilities; increased environmental regulations and enforcement; compliance with climate change and greenhouse gas emission laws and regulations; the impact of labor shortages or increased labor costs; reliance on employees subject to collective bargaining agreements; and the impact of the underfunded status of multiemployer plans in which we participate; and other risks set forth under the heading “Risk Factors,” of our Annual Report on Form 10-K for the year ended August 31, 2024 and in our subsequent filings with the Securities and Exchange Commission. You should not rely upon forward-looking statements as predictions of future events. Furthermore, such forward-looking statements speak only as of the date of this report. Our actual results could differ materially from the results described in or implied by such forward-looking statements. Forward-looking statements speak only as of the date hereof, and, except as required by law, we undertake no obligation to update or revise these forward-looking statements.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

This communication does not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities or a solicitation of any vote or approval. This communication relates to a proposed acquisition of Radius Recycling, Inc. by Toyota Tsusho America, Inc., a wholly owned subsidiary of Toyota Tsusho Corporation. In connection with this proposed acquisition, Radius Recycling, Inc. plans to file one or more proxy statements or other documents with the SEC. This communication is not a substitute for any proxy statement or other document that Radius Recycling, Inc. may file with the SEC in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS OF Radius Recycling, Inc. ARE URGED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS THAT MAY BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Any definitive proxy statement(s) (if and when available) will be mailed to shareholders of Radius Recycling, Inc. Investors and security holders will be able to obtain free copies of these documents (if and when available) and other documents filed with the SEC by Radius Recycling, Inc. through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by Radius Recycling, Inc. will be available free of charge on Radius Recycling, Inc.’s internet website at www.radiusrecycling.com or upon written request to: Investor Relations, Radius Recycling, Inc., 222 SW Columbia Street, Suite 1150, Portland, Oregon 97201 or by telephone at (503) 323-2811.

Participants in Solicitation

Radius Recycling, Inc., its directors and certain of its executive officers and employees may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction. Information about the directors and executive officers of Radius Recycling, Inc. is set forth in its proxy statement for its 2025 annual meeting of shareholders, which was filed with the SEC on December 16, 2024.

Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC when they become available. These documents can be obtained free of charge from the sources indicated above.

Radius Recycling, Inc.

222 SW Columbia Street

Suite 1150

Portland, Oregon 97201

Tel. (503) 323-2811

www.radiusrecycling.com